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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)       August 14, 2002
                                                    ----------------------

                             VendingData Corporation
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

           000-25855                                    91-1696010
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   (Commission File Number)                  (IRS Employee Identification No.)

6830 South Spencer Street, Las Vegas, Nevada                         89119
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code    (702) 733-7195
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD.

         On August 14, 2002, VendingData Corporation (the "Company") submitted to the Securities and Exchange Commission the certification required by its chief executive officer and chief financial officer pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to the Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VENDINGDATA CORPORATION
                                          (Registrant)



Date:  August 14, 2002             By:     /s/ Stacie L. Brown
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                                           Stacie L. Brown
                                           Attorney-in-Fact for Steven J. Blad,
                                           President and Chief Executive Officer